                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is dated for reference purposes only as of July 14, 1998, by and between SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation ("LENDER"), having an office at One South Wacker Drive, Chicago, Illinois 60606 ("LENDER") and SOLO SERVE CORPORATION, a Delaware corporation ("BORROWER"), having its chief executive office at 1610 Cornerway Boulevard, San Antonio, Texas 78219.


                                    RECITALS:

         A. Lender has made financial accommodations to Borrower (the "LOAN") pursuant to a certain Loan and Security Agreement dated for reference purposes only as of September 25, 1997, as amended by First Amendment to Loan and Security Agreement dated as of March 16, 1998 (the "EXISTING AGREEMENT").

         B. Borrower and Lender have agreed to amend the terms of the Existing Agreement to, inter alia, modify certain financial covenants.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and for $10.00 and other good and valuable consideration in hand paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, the parties hereby covenant and agree as follows:

         1. Recital Representations. Borrower hereby represents and warrants to Lender that the foregoing Recitals are (a) true and accurate and (b) an integral part of this Amendment. Borrower and Lender hereby agree that all of the Recitals of this Amendment are hereby incorporated into this Amendment and made a part hereof. Any term not otherwise defined herein shall have the meaning set forth in the Existing Agreement.

         2. Liabilities. All references in the Existing Agreement and the Ancillary Agreements to Borrower's Liabilities shall refer to and include, without limitation, all amounts now or hereafter due pursuant to the Existing Agreement, as amended hereby or otherwise, payment of which amounts, Borrower hereby expressly acknowledges to be secured by all Collateral pursuant to the grant of a security interest under the Existing Agreement.

         3. Amendment to Existing Agreement. The Existing Agreement is hereby amended as follows:

         3.1. Section 11.1(a) is hereby deleted in its entirety and the following is substituted therefor:

         11.1 FINANCIAL COVENANTS.

              (a) BORROWER SHALL MAINTAIN AN INTEREST COVERAGE RATIO, MEASURED QUARTERLY ON A ROLLING FOUR-QUARTER BASIS (EXCEPT AS NOTED) IN THE FOLLOWING AMOUNTS AT THE FOLLOWING TIMES:

              FOR THE 9 FISCAL-MONTH PERIOD
              ENDING ON OR ABOUT 07/31/98:             WAIVED

              FOR THE ROLLING 4-FISCAL QUARTER
              PERIOD ENDING ON OR ABOUT
              10/31/98:                                WAIVED

              FOR THE ROLLING 4-FISCAL QUARTER         1.25 TO 1.0
              ENDING ON OR ABOUT 1/31/99:


              FOR THE ROLLING 4-FISCAL QUARTER
              PERIOD ENDING ON OR ABOUT
              04/30/99 THROUGH 07/31/99:               1.70 TO 1.0

              FOR THE ROLLING 4-FISCAL QUARTER
              PERIOD ENDING ON OR ABOUT
              10/31/99 OR THEREAFTER:                  2.00 TO 1.0

         3.2. Exhibits N and O, attached to the Existing Agreement is hereby deleted in its entirety and Exhibits N and O attached hereto is hereby substituted therefor.

         4. Payment of Expenses. Upon demand by Lender therefor, Borrower shall reimburse Lender for all costs, fees and expenses incurred by Lender or for which Lender becomes obligated, in connection with the negotiation, preparation and conclusion of this Amendment, including without limitation, reasonable attorneys' fees, costs and expenses, search fees, title insurance policy fees, costs and expenses, filing and recording fees and all taxes payable in connection with this Amendment.

         5. Waiver of Claims. Borrower hereby acknowledges, agrees and affirms that it possess no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement, as amended hereby or any Ancillary Agreement, (collectively referred to herein as the "CLAIMS"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Agreement as amended by this Amendment, the Note, and/or any Ancillary Agreements, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

         6. Representations of Borrower. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender that, as of the effective date of this
Amendment:

              (a) the execution and delivery of this Amendment, and the performance by Borrower of its obligations under this Amendment, the Existing Agreement and the Ancillary Agreements, as amended hereby, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provisions of law or the Articles of Incorporation or By-Laws of Borrower or of any agreement binding upon Borrower;

              (b) this Amendment, and each other instrument executed by Borrower concurrently herewith, are the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforcement thereof may be subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to the general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

              (c) all of the representations and warranties of Borrower made in the Existing Agreement are true and correct as of the date hereof, except where such representation or warranty specifically relates to an earlier date; and

              (d) no Default or Event of Default under the Existing Agreement exists.

         7. Representation by Counsel. Borrower hereby represents that: (i) it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; (ii) that it has read and fully understood the terms hereof; (iii) Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and (iv) Borrower intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Amendment.

         8. Amendment Supplementary. This Amendment is supplementary to the Loan Documents. All of the provisions of the Loan Documents, including without limitation the right to declare principal and accrued interest due for any cause specified in the Loan Documents, shall remain in full force and effect except as herein expressly modified and they are hereby reaffirmed, ratified and confirmed in their entirety and incorporated by reference as if fully set forth herein. The Existing Agreement and all rights and powers created thereby and thereunder or under such other documents are in all respects ratified and confirmed. From and after the date hereof, the Existing Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Existing Agreement shall continue in full force and effect and the Existing Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "THE LOAN AGREEMENT" as used in the Note, and all Ancillary Agreements shall mean the Existing Agreement as amended hereby.

         9. SUBMISSION TO JURISDICTION; VENUE. The provisions of Section 14.10 of the Existing Agreement are hereby incorporated herein by reference as if fully set forth herein.

         10. NO JURY TRIAL. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE EXISTING AGREEMENT, THE ANCILLARY AGREEMENTS, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY ARISING IN CONNECTION WITH OR RELATED TO THIS AMENDMENT, THE EXISTING AGREEMENT, THE ANCILLARY AGREEMENTS, OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.



              (THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK)

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Loan and Security Agreement dated for reference purposes only as of July 14, 1998.



BORROWER:                                LENDER:

SOLO SERVE CORPORATION                   SANWA BUSINESS CREDIT
                                         CORPORATION


By: /s/ Charles M. Siegel                By: /s/ Lawrence J. Placek
    -----------------------------------      ----------------------------------
    Charles M. Siegel,                       Name: Lawrence J. Placek
    President and
    Chief Executive Officer              Title:  Vice President